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                                  EXHIBIT 4(A)



                     ARTICLE 4 OF THE RESTATED CERTIFICATE
                                OF INCORPORATION


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                ARTICLE 4 OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE
                REGISTRANT, FILED AS EXHIBIT 4.1 TO THE REGISTRANT'S CURRENT REPORT ON FORM 8-K, DATED FEBRUARY 21, 1995, IS INCORPORATED HEREIN BY REFERENCE.


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